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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    =========

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934

             Date of Report: MAY 26, 2000 Commission File: 1-19705

                              PACKETPORT.COM, INC.
                     (FORMERLY KNOWN AS LINKON CORPORATION)

             (Exact Name of Registrant As Specified In Its Charter)

               NEVADA                          13-3469932
          (Sate of Incorp.)        (IRS Employer Identification Number)

                587 CONNECTICUT AVE., NORWALK, CONNECTICUT 06854
                    (Address of Principal Executive Offices)

                                 (203) 831-2214
                        (Registrant's Telephone Number)
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         The following current report under Section 13 or 15(d) of the
Securities Exchange Act of 1934 is filed pursuant to Rule 13a-11 or Rule 15d-11:

ITEM 5: OTHER EVENTS

The Securities and Exchange Commission has initiated a fact finding investigation relating to fluctuations in the price of the Company's common stock subsequent to the change in name from Linkon Corporation to Packetport.com on December 9, 1999, pursuant to the shareholders meeting on November 26, 1999. The Company intends on providing full cooperation to the Commission.


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                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: MAY 26, 2000                          PACKETPORT.COM, INC.


                                             By: /s/ RON DURANDO
                                                 -------------------
                                                 CEO


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